SUPPLEMENT TO THE
FIDELITY ADVISOR ASSET ALLOCATION FUND'S
CLASS A, CLASS T,
CLASS B, AND CLASS C
JANUARY 28, 2000 PROSPECTUS

The following information supplements information found in the "Fund Management" section on page 24.

The total management fee for the fiscal year ended November 30, 1999, was 0.58% of the fund's average net assets.

The following information replaces similar information found in the "Prior Performance of a Similar Fund" section on page 39.

The chart below shows changes in the performance of Fidelity Asset
Manager: Growth from year to year.

The table below compares the performance of Fidelity Asset Manager:
Growth to the performance of a market index and a combination of market indexes over various periods of time.

SUPPLEMENT TO THE
FIDELITY ADVISOR ASSET ALLOCATION FUND'S INSTITUTIONAL CLASS
JANUARY 28, 2000 PROSPECTUS

The following information replaces similar information found in the "Valuing Shares" section on page 10.

The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The following information supplements information found in the "Fund Management" section on page 22.

The total management fee for the fiscal year ended November 30, 1999, was 0.58% of the fund's average net assets.

The following information supplements information found in the "Prior Performance of a Similar Fund" section on page 26.

FMR began managing Advisor Asset Allocation on December 28, 1998, and its asset size as of November 30, 1999 was $26,434,415. Advisor Asset Allocation has an investment objective and policies that are substantially identical in all material respects to Fidelity Asset
Manager: Growth, which is managed by FMR. FMR began managing Fidelity Asset Manager: Growth on December 30, 1991, and its asset size as of November 30, 1999 was $5.26 billion. FMR also may manage other substantially similar funds and accounts that may have better or worse performance than Fidelity Asset Manager: Growth. Performance of other funds and accounts is not included due to factors such as differences in their policies and/or portfolio management strategies and/or because these accounts are not mutual funds.

The following information replaces similar information found in the "Prior Performance of a Similar Fund" on page 26.

The table below compares the performance of Fidelity Asset Manager:
Growth to the performance of a market index and a combination of market indexes over various periods of time.